JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK FUNDS II	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS III	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK INVESTMENT TRUST

Supplement dated March 28, 2019 to the current Prospectus, as may be supplemented

The following sentence is added to the introductory paragraph to the Fees and Expenses table in the “Fund summary” section of the Prospectus for each series of the trusts listed above with Class I shares:

Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and expense example below.

In the “CHOOSING AN ELIGIBLE SHARE CLASS” section in the “Fund details” section of the Prospectus, the first bullet under the heading “Class I shares” is amended and restated as follows:

•	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

In the “CLASS COST STRUCTURE” section in the “Fund details” section of the Prospectus, the first bullet under the heading “Class I shares” is amended and restated as follows:

•	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

In the “CLASS COST STRUCTURE” section in the “Fund details” section of the Prospectus, the second paragraph under the heading “Additional payments to financial intermediaries” is amended and restated as follows:

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.

In addition, the disclosure in the Class I “Minimum Initial Investment” column under the section entitled “OPENING AN ACCOUNT” in the “Fund details” section of the Prospectus is amended and restated as follows:

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.